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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  June 8, 1998


                                 HAWK CORPORATION
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              (Exact name of Registrant as Specified in Its Charter)


                                     Delaware
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                  (State or Other Jurisdiction of Incorporation)


               001-13797                              34-1608156
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     (Commission File Number)            (I.R.S. Employer Identification No.)


            200 Public Square, Suite 30-5000, Cleveland, Ohio 44114
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(Address of Principal Executive Office)  (Zip Code)


                                  (216)861-3553
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               (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On June 8, 1998, Hawk Corporation issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

                                     EXHIBITS

Exhibit 99.1 -- Press release dated June 8, 1998 issued by Hawk Corporation.



                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Regitrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HAWK CORPORATION


Dated: June 8, 1998                By:  /s/ Thomas A. Gilbride
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                                        Thomas A. Gilbride
                                        Its: Vice President--Finance

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                                  EXHIBIT INDEX

Exhbit 99.1 Press release dated June 8, 1998 issued by Hawk Corporation.